Statement of Income (Un-Audited) (USD $)	3 Months Ended		52 Months Ended
	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2012
Sales Revenue, Goods, Net	$ 0	$ 0	$ 0
Professional Fees	30,541	9,096	301,671
ProfessionalAndContractServicesExpense	19,036	90,099	813,714
DebtRelatedCommitmentFeesAndDebtIssuanceCosts	120,000		120,000
Research and Development Expense	32,635	95,329	854,955
Other General Expense	56,277	79,930	1,521,089
Operating Expenses	258,489	274,454	3,611,429
Operating Income (Loss)	(258,489)	(274,454)	(3,611,429)
Net Income (Loss)	$ (258,489)	$ (274,454)	$ (3,611,429)
Earnings Per Share, Basic	$ 0.00	$ 0.00
Weighted Average Number of Shares Outstanding, Basic	80,804,083	76,815,912
Earnings Per Share, Diluted	$ 0.00	$ 0.00
Weighted Average Number of Shares Outstanding, Diluted	80,804,083	76,815,912